PREPAYMENT (Tables)	12 Months Ended
Sep. 30, 2024
Schedule Of Prepayments
SCHEDULE OF PREPAYMENTS

Prepayment consist of the following:

	September 30, 2024	September 30, 2023

Development of Enterprise Resources Planning System*	$1,857,310	$-
Prepaid marketing expenses**	2,670,240	-
Total	$4,527,550	$-
Less: Amount classified as non-current assets	(1,179,873)	-
Amount classified as current assets	$3,347,677	$-

*	Pursuant to the software development agreement, development of Enterprise Resources Planning System is expected to be completed within 1 year.

**	Prepaid marketing expenses were made to vendors for 2-year marketing services including investor relations, media coverage, advertising and monitoring of social media, production of marketing materials and translation services.